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                                                                    Exhibit 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion, in this Amendment No. 1 to the Form S-2 Registration Statement, of our reports dated April 4, 1997 and November 25, 1996 on the combined financial statements of Current Electronics, Inc. and Current Electronics Washington, Inc. and to all references to our firm included in this Registration Statement.



                                                /s/ ARTHUR ANDERSEN LLP

                                                ARTHUR ANDERSEN LLP


Portland, Oregon

November 7, 1997